                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 12, 2001

                             LONE WOLF ENERGY, INC.
             (Exact name of registrant as specified in its charter)

             Colorado                     0-24684               73-1587867
    (State of other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)

          201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102
                    (Address of principal executive offices)

                                 (405) 749-9999
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)




Item 7. Financial Statements and Exhibits

(a)  Financial Statements and Exhibits.

Lone Wolf Energy, Inc. is filing this Amendment to the Form 8-K filed on April 25, 2001, to provide a pro forma Balance Sheet as of March 31, 2001 and pro forma Statements of Operations for the year ended December 31, 2000 and the three months ended March 31, 2001 to show the pro forma adjustments reflecting the sale of Churchlink.com, a wholly owned subsidiary of Lone Wolf Energy, Inc. as first reported in the 8-k filed April 25, 2001 and the application of those pro forma adjustments to the Company's Statement of Operations for the year ended December 31, 2000 included in the Company's 10-KSB filed on April 10, 2001 and to the Balance Sheet as of March 31, 2001 and the Statement of Operations for the three months ended March 31, 2001 included in the Company's 10-QSB filed on May 11,2001.

The pro forma financial statements required pursuit to this Item 7 are provided on pages F-1 thru F-5 of this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           LONE WOLF ENERGY, INC.


Date: June 26, 2001                        By:   /s/  Marc W. Newman
                                              ---------------------------------
                                                 Marc W. Newman, President

                  Report of Independent Public Accountant's on

                 Examination of Pro Forma Financial Information



To the Board of Directors and Stockholders of Lone Wolf Energy, Inc.

We have examined the pro forma adjustments reflecting the transactions reflecting the sale of Churchlink.com, Inc, a wholly owned subsidiary of Lone Wolf Energy, Inc. and the application of those adjustments to the historical amounts in the accompanying pro forma consolidated balance sheet of Lone Wolf Energy, Inc. as of March 31, 2001, and the pro forma consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001. The December 31, 2000 historical consolidated statement of operations included herein is derived from the December 31, 2000 historical consolidated financial statements of Lone Wolf Energy, Inc., which were audited by us. The historical consolidated balance sheet as of March 31, 2001 and the historical consolidated statement of operations for the three months ended March 31, 2001 included herein were reviewed by us. The reviewed consolidated financial statements are included in the March 31, 2001 10-Q filing and are included herein by this reference. Such pro forma adjustments are based upon management's assumptions described in Notes 1 and 2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transaction occurred at March 31, 2001 and December 31, 1999. However, the pro forma consolidated financial statements are not necessarily indicative of the results of Operations or related effects on the financial position that would have been attained had the above-mentioned transaction actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the sale of Churchlink.com, Inc. described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma column reflects the proper application of those adjustments to the historical financial statement amounts in the pro forma consolidated balance sheets as of March 31, 2001 and December 31, 2000, and the pro forma consolidated statements of income for the three months ended March 31, 2001 and the year ended December 31, 2000

Sutton Robinson Freeman & Co., P.C.
Certified Public Accountants



June 25, 2001
Tulsa, Oklahoma

                             LONE WOLF ENERGY, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2001



                                                                            Pro Forma
                                                            Historical     Transaction      Pro Forma
                                                           ------------    ------------    ------------
ASSETS

Current Assets                                             $  1,062,068    $     19,682    $  1,081,750
Property and Equipment (net)                                  1,173,606        (112,917)      1,060,689
Long Term Assets                                                 16,784              --              --
Goodwill (net)                                                  451,916         (28,000)        423,916
Deferred Tax asset                                              246,000        (100,000)        146,000
                                                           ------------    ------------    ------------
Organization Costs (net)                                          9,864              --              --

     TOTAL ASSETS                                          $  2,960,238    $   (221,235)   $  2,739,003
                                                           ============    ============    ============

LIABILITIES & STOCKHOLDERS' EQUITY

Liabilities
     Current Liabilities                                   $    844,756    $     (2,095)        842,661
     Long-Term Debt                                             589,833              --              --
     Other Liabilities                                          233,931              --              --
                                                           ------------    ------------    ------------
         TOTAL LIABILITIES                                    1,668,520          (2,095)      1,666,425
                                                           ------------    ------------    ------------

Stockholders' Equity
     Preferred Stock                                                 --              --              --
     Common Stock                                                36,496          (7,400)         29,096
     Additional Paid in Capital                               1,754,842              --       1,754,842
     Treasury Stock at Cost                                     (18,000)       (362,600)       (380,600)
     Unrealized Gain (Loss) on Available for
         Sale Securities                                        (27,844)             --         (27,844)
     Retained Earnings (Deficit)                               (453,776)        150,860        (302,916)
                                                           ------------    ------------    ------------
         TOTAL STOCKHOLDERS' EQUITY                           1,291,718        (219,140)      1,072,578
                                                           ------------    ------------    ------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                   $  2,960,238    $   (221,235)   $  2,739,003
                                                           ============    ============    ============

     See Accompanying Notes to Pro Forma
     Financial Statements

                             LONE WOLF ENERGY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2001


                                                                     PRO FORMA
                                                   HISTORICAL       TRANSACTION      PRO FORMA
                                                 -------------    -------------    -------------
OPERATING REVENUES                               $   1,003,805               --    $   1,003,805

Operating Expenses                                     989,399               --          989,399
                                                 -------------    -------------    -------------

     Operating Income                                   14,406               --           14,406
                                                 -------------    -------------    -------------

OTHER INCOME (EXPENSE)
     Interest Expense                                  (19,044)              --          (19,044)
     Research and Development                          (79,902)         (79,902)              --
                                                 -------------    -------------    -------------
                                                       (98,946)         (79,902)         (19,044)
                                                 -------------    -------------    -------------

Net Income (Loss) from Operations
     Before Income Taxes                               (84,540)         (79,992)          (4,638)

Income Tax Expense(Benefit)                            (33,000)         (32,000)          (1,000)
                                                 -------------    -------------    -------------

NET INCOME (LOSS)                                $     (51,540)   $     (47,992)   $      (3,638)
                                                 =============    =============    =============

Weighted Average Shares Outstanding                 36,486,000       (7,400,000)      29,086,000
                                                 =============    =============    =============

EARNINGS (LOSS) PER SHARE                            NIL                                NIL
                                                 =============                     =============


See Accompanying Notes to Pro Forma Financial statements

                             LONE WOLF ENERGY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000



                                                              PRO FORMA
                                             HISTORICAL      TRANSACTION        PRO FORMA
                                           -------------    -------------    -------------
OPERATING REVENUES                         $   6,650,483               --    $   6,650,483

Operating Expenses                             6,757,028               --        6,757,028
                                           -------------    -------------    -------------

     Operating Income                           (106,545)              --         (106,545)
                                           -------------    -------------    -------------

OTHER INCOME (EXPENSE)
     Interest (net)                                3,577               --          (19,044)
     Merger Related Costs                       (381,323)              --         (381,323)
     Research and Development                   (224,335)        (224,335)              --
     Other                                         8,714               --            8,714
                                           -------------    -------------    -------------
                                                (593,367)        (224,335)        (369,032)
                                           -------------    -------------    -------------

NET INCOME (LOSS) FROM OPERATIONS
     BEFORE INCOME TAXES                        (699,912)        (224,335)        (475,577)

Income Tax Expense(Benefit)                      254,000           90,000          164,000
                                           -------------    -------------    -------------

NET INCOME (LOSS) BEFORE DISCONTINUED
     OPERATIONS                                 (445,912)        (134,335)        (311,577)
                                           -------------    -------------    -------------

Discontinued Operations Net of Taxes             256,112               --          256,112
                                           -------------    -------------    -------------

NET INCOME (LOSS)                               (189,800)        (134,335)         (55,465)

OTHER COMPREHENSIVE INCOME:
     Unrealized Holding Loses                    (19,875)              --          (19,875)
                                           -------------    -------------    -------------

COMPREHENSIVE INCOME (LOSS)                $    (209,675)   $    (134,335)   $     (75,340)
                                           =============    =============    =============


Weighted Average Shares Outstanding           31,960,000       (7,400,000)      24,560,000
                                           =============    =============    =============

EARNINGS (LOSS) PER SHARE                       NIL                               NIL
                                           =============                     =============

See Accompanying Notes to Pro Forma Financial Statements

LONE WOLF ENERGY, INC.

                         NOTES TO PRO FORMA CONSOLIDATED

                              FINANCIAL STATEMENTS


1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

           Summary of Pro Forma Transactions - The March 31, 2001 pro forma consolidated balance sheet of the Company has been prepared assuming the Company consummated the sale of Churchlink.com, Inc. on March 31, 2001. The pro forma consolidated statements of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 have been prepared assuming the Company consummated the transaction December 31, 1999 and 2000 and the adjustments reflect eliminating the expenses relating to Churchlink.com, Inc. from the statements of operations for the periods presented. There were no historical revenues from Churchlink.com during the periods.

2.       SALE OF Churchlink.com, Inc.

         These adjustments give effect to the sale of the wholly owned subsidiary Churchlink.com, Inc. for the balance sheets presented and the elimination of all income and expense items of Churchlink.com, Inc. for the statements of operations for the periods presented.

         Sale of the wholly owned subsidiary Churchlink.com, Inc. - On April 12, 2001, Lone Wolf Energy, Inc. sold its wholly owned subsidiary Churchlink.com, Inc. to an individual classified as an affiliate of the Company for 7,400,000 shares of Lone Wolf Energy, Inc. outstanding common stock. The closing bid price on the date of closing of the transaction was $0.05 per share and that price was used to value the sales price at $370,000. The transaction is reflected as a sale on the books of the Company.

         The preceding statements with respect to the Sale are a brief summary thereof. While the summary is accurate, it does not purport to be complete and reference is made to the Exchange of Stock Agreement for complete details of the Sale. A copy of the Exchange Of Stock Agreement is filed as an Exhibit to the Current Report on Form 8-K filed April 25, 2001 and is incorporated herein by this reference.

     The historical consolidated results of operations of Lone Wolf Energy, Inc. for the year ended December 31, 2000 are derived from the audited financial statements of Lone Wolf Energy, Inc. The three months ended March 31, 2001 are derived from the reviewed financial statements of the Company.